LETTER OF TRANSMITTAL

to Accompany Shares of Common Stock
of

Aberdeen Chile Fund, Inc.

Tendered Pursuant to the Offer to Purchase
Dated April 30, 2010

THE OFFER TO PURCHASE WILL EXPIRE AT 11:59 P.M., EASTERN
TIME ON MAY 28, 2010, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

Computershare Trust Company, N.A.

By Certified Mail:	By Overnight Delivery:

Computershare Trust Company, N.A. P.O. Box 43011 Providence, RI 02940-3011 Attn: Corporate Actions	Computershare Trust Company, N.A. 250 Royall Street Suite V Canton, MA 02021 Attn: Corporate Actions

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED AND COMPLETE THE SUBSTITUTE W-9 SET FORTH BELOW (OR, IN THE CASE OF A NON-U.S. PERSON, THE APPROPRIATE TYPE OF FORM W-8). THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED

Name(s) and Addresses of Registered Holder(s): (Please fill in, if Blank, Exactly as Name(s) Appear(s) on Certificate(s))	Share(s) Tendered(***) (Please Attach Additional List if Necessary)
	Share Certificate Number(s)(*)	Total Number of Shares Represented by Certificate(s)(*)	Number of Shares Tendered(**)
Total Shares Tendered

  *  Need not be completed by shareholders who tender Shares by book-entry transfer.

  **  Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificates delivered to the Depositary are being tendered. See Instruction 5.

  ***  If the Shares being tendered are Shares held by the transfer agent pursuant to the Fund's dividend reinvestment plan, shareholders should so indicate on page 5.

☐   I HAVE LOST MY CERTIFICATE(S) FOR SHARES OF STOCK OF THE FUND AND REQUIRE ASSISTANCE WITH RESPECT TO REPLACING SUCH CERTIFICATE(S). SEE INSTRUCTION 3.

SCAN TO CA VOLUNTARY COY CHF

THE METHOD OF DELIVERY OF ANY DOCUMENTS, INCLUDING SHARE CERTIFICATES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE OPTION AND SOLE RISK OF THE PARTICIPATING SHAREHOLDER. IF DOCUMENTS ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. Shareholders have the responsibility to cause (a) tender of their Shares (as defined below) for purchase (in proper certificated or uncertificated form); (b) the timely delivery of a properly completed Letter of Transmittal (or a copy thereof) (including original signature(s) and the original of any required signature guarantee(s)); and (c) the timely delivery of all other documents required by the Letter of Transmittal. Timely delivery is a condition precedent to acceptance of Shares for purchase pursuant to the Offer and to payment to participating shareholders.

This Letter of Transmittal is to be used (a) if certificates for Shares are to be forwarded herewith, (b) if uncertificated Shares held by the Fund's transfer agent, who is also the Depositary, pursuant to the Fund's dividend reinvestment plan are to be tendered, or (c) if tenders are to be made by book-entry transfer with the Depositary at the Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedure set forth in Section 4, "Procedures for Tendering Shares for Purchase," of the Fund's Offer to Purchase dated April 30, 2010 (the "Offer to Purchase"). Shareholders whose certificates are not immediately available or who cannot deliver certificates for Shares (other than uncertified Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan) may nevertheless tender their Shares according to the guaranteed delivery procedures set forth in Section 4, "Procedures for Tendering Shares for Purchase," of the Offer to Purchase. See Instruction 2 below under the section entitled "Instructions." DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

☐   CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _______________________________________________________________________________

Account Number: ________________________________       Transaction Code Number: _______________________________

If the tendered shares are being tendered by a nominee holder on behalf of its customers, please state the number of customer accounts for whose benefit the tender is made:

☐   CHECK HERE IF CERTIFICATE(S) FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s): _____________________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery: _____________________________________________________________

Name of Institution That Guaranteed Delivery: ___________________________________________________________________

Account Number (if delivered by book-entry transfer): ___________________________________________________________

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Aberdeen Chile Fund, Inc., a non-diversified, closed-end equity fund incorporated under the laws of the state of Maryland (the "Fund"), the shares of the Fund's Common Stock, $0.001 par value per share (the "Shares") described below, for purchase, subject to adjustment for fractional shares and odd lots, at a price equal to 99% of the net asset value per Share (the "Purchase Price") determined as of the close of the regular trading session of the NYSE AMEX, the principal market on which the Shares are traded, on the business day immediately following the day the offer expires, in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements thereto, collectively constitute the "Offer"). The term "Expiration Date" means 11:59 p.m., Eastern time on May 28, 2010, unless the Fund, in its sole discretion, extends the period during which the Offer is open, in which case Expiration Date shall mean the time and date on which the Offer, as so extended by the Fund, shall expire.

Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Shares that are being tendered hereby and that are being accepted for purchase pursuant to the Offer (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Expiration Date) and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and any such dividends, distributions, other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates for such Shares (and any dividends, distributions, other Shares or securities or rights issued or issuable with respect to such Shares on or after the Expiration Date) or transfer ownership of such Shares (and other dividends, distributions, other Shares or securities or rights issued or issuable with respect to such Shares on or after the Expiration Date), together, in either such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Fund, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price; (b) present such Shares (and any dividends, distributions, other Shares or securities or rights issued or issuable with respect to such Shares on or after the Expiration Date) for transfer on the books of the Fund; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any dividends, distributions, other Shares or securities or rights issued or issuable with respect to such Shares on or after the Expiration Date), all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that: (a) the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Expiration Date); (b) when and to the extent the Fund accepts the Shares for purchase, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, proxies, encumbrances or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all dividends, distributions, other Shares or securities or rights issued or issuable in respect of such Shares on or after the Expiration Date); and (d) the undersigned has read and agreed to all of the terms of the Offer.

The undersigned (or the holders of legal title to the Shares if legal and beneficial ownership are held by different persons) further represents, warrants and agrees that such party (a) will complete the Authorization Instructions Form, and (b) will submit certain tax information as a condition to participation in the Offer. The undersigned understands that the Fund is not responsible for any errors or deficiencies in a submission and has no responsibility to notify shareholders of any deficiencies or errors in a submission. (See "Authorization Instructions Regarding the Purchase Offer by Aberdeen Chile Fund, Inc.")

The name(s) and address(es) of the registered owner(s) should be printed as on the registration of the Shares. If the Shares tendered hereby are in certificate form, the certificate(s) representing such Shares must be returned together with this Letter of Transmittal.

The undersigned recognizes that, under certain circumstances as described in the Offer to Purchase, the Fund may amend, extend or terminate the Offer or may not be required to purchase any of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for the Shares not purchased, if any, will be returned to the undersigned at its registered address unless otherwise indicated under the Special Delivery Instructions below. The undersigned recognizes that the Fund has no obligation, pursuant to the Special Payment Instructions set forth below, to transfer any Shares from the name of the registered owner thereof if the Fund purchases none of such Shares.

The check for the purchase price of the tendered Shares purchased will be issued to the order of the undersigned and mailed to the address indicated, unless otherwise indicated below in the box titled Special Payment Instructions or the box titled Special Delivery Instructions. The Fund will not pay interest on the purchase price under any circumstances.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date in accordance with Section 5, "Withdrawal Rights," of the Offer to Purchase. After the Expiration Date, tenders made pursuant to the Offer will be irrevocable except as provided in the Offer to Purchase.

Unless otherwise indicated herein under "Special Payment Instructions," the check for the purchase price and/or return of any Share certificates not accepted for payment will be issued in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," the check for the purchase price for any Shares purchased and/or return of any Share certificates not accepted for payment (and accompanying documents, as appropriate) will be mailed to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, the check for the purchase price and/or return of any Share certificates not accepted for payment will be issued in the name of, and delivered to the person(s) so indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Shares tendered hereby.

THE UNDERSIGNED TENDERS ALL UNCERTIFICATED SHARES THAT MAY BE HELD IN THE NAME OF THE REGISTERED HOLDER(S) BY THE FUND'S TRANSFER AGENT PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.

☐    YES        ☐    NO

Note: If you do not check either of the boxes above, uncertificated Shares, if any, held in the name of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan will not be tendered.

YOU MUST PROVIDE THE INFORMATION REQUESTED ABOVE. FAILURE TO FURNISH THE INFORMATION REQUESTED REGARDING ACCOUNT INFORMATION WILL RESULT IN AN INCOMPLETE PURCHASE REQUEST AND THE FUND WILL NOT BE ABLE TO PURCHASE YOUR SHARES.

ODD LOTS

(SEE INSTRUCTION 13)

This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of not more than 99 Shares. The undersigned either (check only one box):

☐  Is the beneficial or record owner of an aggregate of not more than 99 Shares, all of which are being tendered; or

☐  Is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering for the beneficial owner(s) thereof Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of not more than 99 Shares and is tendering all of such Shares;

and, in either case, hereby represents that the above indicated information is true and correct as to the undersigned.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 4, "Procedures for Tendering Shares for Purchase," of the Offer to Purchase and in the Instructions hereto will upon acceptance by the Fund for payment constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.

The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the Shares tendered hereby, or may accept for purchase fewer than all of the Shares tendered hereby.

Unless otherwise indicated herein under "Special Payment Instructions," the undersigned requests: (a) the return of any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered" (b) unless otherwise indicated under "Special Delivery Instructions," the return of any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered" and (c) in the event that either the Special Delivery Instructions or the Special Payment Instructions are completed, the return of such certificates to the person or persons so indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Shares so tendered. The undersigned further recognizes that the Special Payment Instructions and the Special Delivery Instructions are not applicable to Shares tendered by book-entry transfer, nor to uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan which may be tendered hereby.

SPECIAL PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6, 7 AND 9)
To be completed ONLY if certificates for Shares not tendered or not purchased are to be issued in the name of and sent to someone other than the undersigned.
Issue Certificate to:
Name ________________________________________________
(Please Print)
Address ______________________________________________

_____________________________________________________
(City, State, Zip Code)
Complete Payer Substitute Form W-9 or appropriate type of Form W-8
_____________________________________________________
(Taxpayer Identification (Social Security) Number)	SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6, 7 AND 9)
To be completed ONLY if certificates for Shares not tendered or not purchased are to be issued in the name of the undersigned, but sent to someone other than the undersigned or to the undersigned at an address other than that shown above.
Mail Certificate to:
Name ________________________________________________
(Please Print)
Address ______________________________________________

_____________________________________________________
(City, State, Zip Code)

SIGN HERE
(IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 HEREIN)

_______________________________________________________________________________________

_______________________________________________________________________________________

(Signatures of Shareholder(s))

Dated: _____________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, agent, officer of a corporation or another person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.)

Name(s) _______________________________________________________________________________

_______________________________________________________________________________________

(Please Print)

Capacity (Full Title) _____________________________________________________________________

Address _______________________________________________________________________________

_______________________________________________________________________________________

City	State	Zip Code

Area Code and Telephone Number __________________________________________________________

Employer identification or Social Security Number _____________________________________________

GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTIONS 1 AND 6)

Authorized Signature(s) ___________________________________________________________________

Name _________________________________________________________________________________

(Please Print)

Name of Firm ___________________________________________________________________________

Address _______________________________________________________________________________

_______________________________________________________________________________________

City	State	Zip Code

Dated: _______________________

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

1.  Signature Guarantees. No signature guarantee on this Letter of Transmittal is required if (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (including, for purposes of this document, any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" herein, or (b) the Shares tendered are tendered for the account of a firm (an "Eligible Institution") which is a broker, dealer, commercial bank, credit union, savings association or other entity and which is a member in good standing of a stock transfer association's approved medallion program (such as STAMP, SEMP or MSP). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6.

2.  Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only (a) if certificates are to be forwarded herewith, (b) if uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan are to be tendered, or (c) if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 4, "Procedures for Tendering Shares for Purchase," of the Offer to Purchase. Certificates for all physically tendered Shares, or confirmation of a book-entry transfer in the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, together, in each case, with a properly completed and duly executed Letter of Transmittal with any required signature guarantees, and all other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to 11:59 p.m., Eastern time on the Expiration Date. Shareholders whose certificates are not immediately available or who cannot deliver Shares and all other required documents to the Depositary prior to 11:59 p.m., Eastern time on the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer prior to the Expiration Date, may tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, which must be received by the Depositary prior to the Expiration Date, and by otherwise complying with the guaranteed delivery procedures set forth in Section 4, "Procedures for Tendering Shares for Purchase," of the Offer to Purchase. Pursuant to such procedures, the certificates for all physically tendered Shares, or confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, and all other documents required by this Letter of Transmittal, must be received by the Depositary prior to 5:00 p.m., Eastern time on the second NYSE AMEX trading day after the date of execution of the Notice of Guaranteed Delivery, all as provided in Section 4, "Procedures for Tendering Shares for Purchase," of the Offer to Purchase.

THE METHOD OF DELIVERY OF ANY DOCUMENTS, INCLUDING SHARE CERTIFICATES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE PARTICIPATING SHAREHOLDER. IF DOCUMENTS ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. Shareholders have the responsibility to cause: (a) tender of their Shares for purchase (in proper certificated or uncertificated form); (b) the timely delivery of a properly completed Letter of Transmittal (or a copy thereof) (including original signature(s) and the original of any required signature guarantee(s)); and (c) the timely delivery of all other documents required by the Letter of Transmittal. Timely delivery is a condition precedent to acceptance of Shares for purchase pursuant to the Offer and to payment of the purchase price.

No alternative, conditional or contingent tenders will be accepted. All participating shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for purchase of Shares.

3.  Lost Certificates. In the event that any shareholder is unable to deliver to the Depositary the certificate(s) representing his, her or its Shares due to the loss or destruction of such certificate(s), such fact should be indicated on the face of this Letter of Transmittal. In such case, the shareholder should also contact the transfer agent, at (800) 647-0584, to report the lost or destroyed Share certificates. The transfer agent will forward additional documentation which such shareholder must complete in order to effectively surrender such lost or destroyed certificate(s) (including affidavits of loss and indemnity bonds in lieu thereof). There may be a fee in respect of lost or destroyed certificates, but surrenders hereunder regarding such lost or destroyed certificates will be processed only after such documentation has been submitted to and approved by the transfer agent.

4.  Inadequate Space. If the space provided is inadequate, the certificate numbers and/or number of Shares should be listed on a separate signed schedule attached hereto.

5.  Partial Tenders and Unpurchased Shares. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes in this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

6.  Signatures on Letter of Transmittal; Stock Powers and Endorsements.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) on the face of the certificates.

If any tendered Shares are held of record by two or more joint holders, ALL such holders must sign this Letter of Transmittal.

If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered or purchased are to be issued, to a person other than the registered holder(s), in which case the endorsements or signatures on the stock powers, as the case may be, must be signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, agents, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Fund of their authority to so act.

If this Letter of Transmittal is signed by a person(s) other than the registered holder(s) of the certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the certificates. Signatures on such certificates of stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

7.  U.S. Securities Transfer Taxes. No U.S. securities transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal, and the Fund will pay all securities transfer taxes, if any, with respect to the transfer to it of shares purchased pursuant to the Offer. If, however, (in the circumstances permitted by the Fund's Offer to Purchase) Shares not tendered or not purchased are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any U.S. securities transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

8.  Tender of More than 2,542,026 Shares. If more than 2,542,026 Shares are duly tendered pursuant to the Offer (and not timely withdrawn as provided in Section 5, "Withdrawal Rights," of the Offer to Purchase), the Fund, subject to the conditions listed in Section 3, "Certain Conditions of the Offer," of the Offer to Purchase, will purchase Shares from participating shareholders, in accordance with the terms and conditions specified in the Offer to Purchase, on a pro rata basis (disregarding fractions), based upon the number of Shares duly tendered by or on behalf of each shareholder (and not timely withdrawn); provided that the Fund will exclude from such pro-rata reduction and will accept all Shares duly tendered by any shareholder who owns, beneficially or of record, an aggregate of not more than 99 Shares and who properly tenders all such Shares by means of this Letter of Transmittal. Certificates representing Shares tendered but not purchased will be returned promptly following the termination, expiration or withdrawal of the Offer, without further expense to the participating shareholder. The Fund does not intend to increase the number of Shares offered for purchase, even if more than 2,542,026 Shares are tendered by all shareholders in the aggregate.

9.  Special Payment and Delivery Instructions. If certificates for Shares not tendered or not purchased are to be issued in the name of a person other than the person signing this Letter of Transmittal or if such certificates are to be sent to someone other than the person signing this Letter of Transmittal or to the person signing this Letter of Transmittal at an address other than that shown above, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

10.  Determinations of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders determined not to be in proper form or to refuse to accept for payment, purchase, or pay for, any Shares if, in the opinion of the Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer, in whole or in part, or any defect or irregularity in any tender, whether generally or with respect to any particular Share(s) or shareholder(s). The Fund's interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. None of the Fund, the Depositary, the Information Agent or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. Unless waived, any defects or irregularities must be cured within such time as the Fund shall determine.

11.  Requests for Assistance and Additional Copies. Requests for assistance should be directed to, and additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent at the address set forth at the end of this Letter of Transmittal, or from your broker, dealer, commercial bank, trust company, or other nominee. The Information Agent will also provide shareholders, upon request, with a Certificate of Foreign Status (Form W-8 or other appropriate type of Form W-8).

12.  Backup Withholding. Each participating U.S. shareholder must provide the Depositary with the shareholder's taxpayer identification number on the Substitute Form W-9 set forth in this Letter of Transmittal, with the required certifications being made under penalties of perjury. If the shareholder is an individual, the taxpayer identification number is his or her social security number. If the Depositary is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service in addition to being subject to backup withholding. FAILURE OF A PARTICIPATING U.S. SHAREHOLDER TO PROVIDE THE DEPOSITARY WITH A COMPLETED FORM W-9 WILL RESULT IN A DEFECTIVE SUBMISSION AND THE FUND WILL BE UNABLE TO PURCHASE SUCH SHAREHOLDER'S SHARES.

13.  Odd Lots. As described in Section 1, "Price; Number of Shares," of the Offer to Purchase, the Fund will purchase Shares validly tendered and not properly withdrawn prior to the Expiration Date by any shareholder who owns beneficially or of record an aggregate of not more than 99 Shares and who tenders all such Shares by means of this Letter of Transmittal. This preference will not be available unless the item captioned "Odd Lots" is completed.

Each participating Non-U.S. shareholder must submit a properly executed Certificate of Foreign Status (Form W-8BEN or other appropriate type of Form W-8 along with any required attachment, if any), signed under penalties of perjury, attesting to that person's exempt status. Copies of Form W-8BEN are provided with this Letter of Transmittal. Other types of Form W-8 can be found on the IRS website at http://www.irs.gov/formspubs/index.html. FAILURE OF A PARTICIPATING NON-U.S. SHAREHOLDER TO PROVIDE THE DEPOSITARY WITH THE APPROPRIATE COMPLETED FORM W-8 WILL RESULT IN A DEFECTIVE SUBMISSION AND THE FUND WILL BE UNABLE TO PURCHASE SUCH SHAREHOLDER'S SHARES.

Shareholders are required to give the Depositary the taxpayer identification number of the record owner of the Shares. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on IRS Form W-9.

SUBSTITUTE
FORM W-9

Department of the Treasury Internal Revenue Service

Request for Taxpayer Identification Number and Certification
PAYER'S NAME:
_______________________, as depositary
___________________________________
PAYEE INFORMATION (please print
or type)

___________________________________
Individual or business name:
Check appropriate box:
☐ Individual/Sole Proprietor
☐ Corporation ☐ Partnership
☐ Other ☐ Exempt from backup withholding

___________________________________
Address (number, street, and apt. or ste. no.):

___________________________________
City, state, and ZIP code:	PART I — Taxpayer Identification Number ("TIN"). Enter your TIN below. For individuals, your TIN is your social security number. Sole proprietors may enter either their social security number or their employer identification number. If you are a limited liability company that is disregarded as an entity separate from your owner, enter your owner's social security number or employer identification number, as applicable. For other entities, your TIN is your employer identification number.
___________________________________
Part II — CERTIFICATION. Under penalty of perjury, I certify that:
1. The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me). I understand that until I provide my TIN to the payer, a portion of all reportable payments made to me by the payer may be withheld and remitted to the IRS as backup withholding.
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
3. I am a U.S. citizen or other U.S. person (as defined on the instructions to IRS Form W-9).	___________________________________ Social Security Number OR ___________________________________ Employer Identification Number ☐ Applied For

Certificate Instructions — You must cross out item 2 below if you have been notified by the Internal Revenue Service (the "IRS") that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

Sign Here	The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature _______________________________________________________________

Date ___________________________________________________________________

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

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IMPORTANT: This Letter of Transmittal (together with certificates for Shares and all other required documents) or the Notice of Guaranteed Delivery must be received by the Depositary prior to 11:59 p.m. on May 28, 2010, at the appropriate address set forth below:

The Depositary for the Offer is:

Computershare Trust Company, N.A.

By Certified Mail:	By Overnight Delivery:

Computershare Trust Company, N.A. P.O. Box 43011 Providence, RI 02940-3011 Attn: Corporate Actions	Computershare Trust Company, N.A. 250 Royall Street Suite V Canton, MA 02021 Attn: Corporate Actions

Questions or requests for assistance or for additional copies of this Letter of Transmittal, the Offer to Purchase, the Notice of Guaranteed Delivery or other material in connection with the Offer may be directed to the Information Agent at its address and telephone number set forth below. Shareholders may also contact their brokers, dealer, commercial bank or trust company for assistance concerning the Offer.

The Information Agent for the Offer is:

The Altman Group

60 East 42nd Street, Suite 916
New York, NY 10165
Toll Free: 877-297-1738
Call Collect: 212-400-2612